LETTER OF TRANSMITTAL AND PROXY

                                   RELATING TO
               SHARES OF CUMULATIVE PREFERRED STOCK, _____% SERIES
                                       OF
                       INDIANAPOLIS POWER & LIGHT COMPANY

               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                            IPALCO ENTERPRISES, INC.,
                             DATED _________, 1997,
                       FOR PURCHASE AT A PURCHASE PRICE OF
                               $_______ PER SHARE

                                     AND/OR

                     VOTED PURSUANT TO THE PROXY STATEMENT,
                             DATED _________, 1997,
                                       OF
                       INDIANAPOLIS POWER & LIGHT COMPANY



THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, _________, 1997, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").


         THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _________, _________, 1997, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

            TO: IBJ SCHRODER BANK & TRUST COMPANY (THE "DEPOSITARY")

By Mail:                        By Facsimilie:    To Confirm:      By Hand/Overnight Delivery:
P.O. Box 84                     (212) 858-2611    (212) 858-2103   One State Street
Bowling Green Station                                              New York, New York 10004
New York, New York 10274-0084                                      Attn: Securities Processing
Attn: Reorganization Operations                                       Window, Subcellar One,
                   Department                                                 (SC-1)

         PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. IPALCO ENTERPRISES, INC. ("IPALCO") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, INDIANAPOLIS POWER & LIGHT COMPANY ("IPL") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON ____________, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES ____________, 1997 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

NOTE:   SIGNATURES  MUST  BE  PROVIDED  BELOW.   PLEASE  READ  THE  ACCOMPANYING
INSTRUCTIONS CAREFULLY.

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW. IF SHARES ARE NOT BEING TENDERED, YOU NEED ONLY COMPLETE THE BOXES BELOW TITLED "PROXY" (OR, IF APPLICABLE, "IRREVOCABLE PROXY") AND "SIGNATURE(S) OF OWNER(S)" AND THE SUBSTITUTE FORM W-9.



                                      PROXY
         The undersigned hereby appoints John R. Hodowal, Ramon L. Humke and Bryan G. Tabler, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Indianapolis Power & Light Company ("IPL") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on _________, _________, 1997, or any adjournment(s) or postponement(s) thereof.

NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

         THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPL. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

     INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF IPL RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE "FOR" THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

         To remove in its entirety ARTICLE 6A, Section 4(g) from the Amended Articles of Incorporation of IPL (the "Articles"), which limits IPL's ability to issue unsecured indebtedness.

                [ ] FOR           [ ] AGAINST              [ ] ABSTAIN

NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 BELOW SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.

     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPL, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPL his or her entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, which each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.


Please check box if you plan to attend the Special Meeting.  [ ]

DESCRIPTION OF SHARES TENDERED (1)


Name(s)    and    Address(es)    of
Registered  Holder(s)  (Please  use
preaddressed  label or fill in,  if
blank, exactly as name(s) appear(s)                  Share  Certificate(s)and Share(s) Tendered/Voted
on   Share    Certificate(s)    and                (Attached  additional  signed  list if necessary) (1)
Share(s) Tendered)
----------------------------------------------------------------------------------------------------------------------
                                                              Total Number                              Number of
                                                                of Shares                               Shares Not
                                         Share Certificate     Represented     Number of Shares        Tendered But
                                           Number(s) (2)        by Share         Tendered (3)          as to which
                                                            Certificate(s)(2)                       Proxies Given Only
                                         -----------------  -----------------  ----------------     -------------------

                                         -----------------  -----------------  ----------------     -------------------

                                         -----------------  -----------------  ----------------     -------------------

                                         -----------------  -----------------  ----------------     -------------------
                                             Total Shares:
                                         -----------------  -----------------  ----------------     -------------------


(1) If tendering or voting Share(s), please fill in table exactly as information appears on the Certificate(s).

(2)      Need not be completed by shareholders tendering by book-entry transfer.

(3) Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote "FOR" the Proposed Amendment with respect to any Shares tendered.


NOTE: IF YOU ARE DELIVERING A PROXY BUT NOT TENDERING SHARES, DO NOT COMPLETE THE ABOVE TABLE ENTITLED "DESCRIPTION OF SHARES TENDERED" AND DO NOT SEND ANY SHARE CERTIFICATES.

                            SIGNATURE(S) OF OWNER(S)*

- ---------------------------------------------------------------------------- -

- ---------------------------------------------------------------------------- -

Dated: ___________________________________________________________________, 1997

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone No.: _________________________________________

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________
                                 (Please Print)

Address of Firm: _______________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1997

         IF SELLING SHARES SUBSEQUENT TO _____________, 1997, A RECORD HOLDER MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY

         PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO WAS NOT A HOLDER OF RECORD ON ___________, 1997.


                               IRREVOCABLE PROXY *
                          with respect to shares of the
                  Cumulative Preferred Stock, _____% Series of
                   INDIANAPOLIS POWER & LIGHT COMPANY ("IPL")

                  The undersigned hereby irrevocably appoints:

                    -----------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on ____________, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH ANY INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigned of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and IPL upon the terms and subject to the conditions of the Offer.

                         DESCRIPTION OF PREFERRED STOCK

         Certificate Number(s)                           Aggregate Number
         (Attach List If Necessary)                          of Shares

         1. ___________________                         _________________

         2. ___________________                         _________________

         3. ___________________                         _________________

                                               Total:   _________________

  *      This irrevocable proxy must be signed on the next page to be effective.

                                IRREVOCABLE PROXY

                SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY *

         ---------------------------------------

         -----------------------------------------------------------
                                    (Please Print)

Dated: _______________________________________________ , 1997

Tax Identification or Social Security No(s) ________________________________

         ---------------------------------------

         -----------------------------------------------------------
                                    (Please Print)

Dated: _______________________________________________ , 1997

Tax Identification or Social Security No(s) ________________________________

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Capacity (Full Title): ______________________________________________________

Name of Firm: __________________________________________________________________
                                                  (Please Print)

Address of Firm: _______________________________________________________________

                  --------------------------------------------------------------
                                                (Include Zip Code)

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1997

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING "FOR" THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO DILLON, READ & CO. INC., MERRILL LYNCH & CO., D.F. KING & CO., INC., IPALCO ENTERPRISES, INC., OR INDIANAPOLIS POWER & LIGHT COMPANY.

         THE  INSTRUCTIONS  ACCOMPANYING  THIS LETTER OF  TRANSMITTAL  AND PROXY
SHOULD  BE READ  CAREFULLY  BEFORE  THIS  LETTER  OF  TRANSMITTAL  AND  PROXY IS
COMPLETED.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if Shares are to be voted and (i) certificates are to be forwarded herewith or (ii) delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

         Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO IPALCO, IPL OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

|_|      CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

         A HOLDER TENDERING SHARES PURSUANT TO THIS LETTER OF TRANSMITTAL AND PROXY MUST CHECK ONE OF THE FOLLOWING BOXES:

         |_| A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is included herein.

         |_| A vote "FOR" the Proposed Amendment will be cast at the Special Meeting.



               (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

o CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

         Name of tendering institution: _______________________________________
                                                      (Please Print)
         Check applicable box:      o  DTC  o  PDTC

         Account No. ____________________________________________________

         Transaction Code No. ____________________________________________

o CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of tendering shareholder(s): __________________________________

         -----------------------------------------------------------------------
                                (Please Print)

         Date of execution of Notice of Guaranteed Delivery and Proxy: _________

         Name of institution that guaranteed delivery: ______________________

         If delivery is by book-entry transfer:

                  Name of tendering institution: ______________________________

                  Account No. _______________________________ at o DTC or o PDTC
                                     (Check One)

                  Transaction Code No. _________________________________________


         A HOLDER ELECTING TO TENDER SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY MUST CHECK ONE OF THE FOLLOWING BOXES:

         |_| A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

         |_| A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

         |_| A vote "FOR" the Proposed Amendment will be cast at the Special Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to IPALCO's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indianapolis Power & Light Company, an Indiana corporation and direct subsidiary of IPALCO ("IPL"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated _________, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPL'S AMENDED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, IPALCO all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints IBJ Schroder Bank & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of IPALCO, (b) present such Shares for registration and transfer on the books of IPL and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by IPALCO, IPALCO will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or IPALCO to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with Rule 14e-4. IPALCO's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and IPALCO upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, IPALCO may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that IPALCO has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if IPALCO does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS
See  Instructions  4, 6, and 7                    See  Instructions 4, 6, and 7

To be  completed  ONLY  if the                   To be  completed  ONLY  if the
check for  the  Purchase Price                   check for the  Purchase  Price
of Shares   purchased   and/or                   of  Shares   purchased  and/or
certificates  for  Shares  not                   certificates  for  Shares  not
tendered or not  purchased are                   tendered or not  purchased are
to be  issued  in the  name of                   to be mailed to someone  other
someone    other    than   the                   than  the  abovesigned  at  an
abovesigned.                                     address  other than that shown
                                                 below    the     abovesigned's
                                                 signature(s).

Name___________________________             Mail  o Check   o Certificate(s) to:
             (Please Print)
Address________________________             Name_______________________________
                                 (Please Print)
-------------------------------
        (Include Zip Code)                  Address_____________________________



(Tax Identification or Social                   (Include Zip Code)
Security Number)*
* See Substitute Form W-9 Below.

o        CHECK HERE IF ANY OF THE CERTIFICATES  REPRESENTING SHARES THAT YOU OWN
         AND  WISH  TO  TENDER  HAVE  BEEN  LOST,   DESTROYED  OR  STOLEN.  (SEE
         INSTRUCTION 12.)

         Number of Shares represented by lost, destroyed or stolen certificates:
         --------------

                                SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, IPALCO will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $____ per Share (except that for transactions for beneficial owners equal to or exceeding _____ Shares, IPALCO will pay a solicitation fee of $___ per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered. Solicitation fees payable in transactions for beneficial owners of _______ or more Shares shall be paid 80% to the Dealer Managers and 20% to the Soliciting Dealers (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: __________________________________________________________________
                                 (Please Print)

Name of Individual Broker or Financial Consultant: _____________________________

Telephone Number of Broker or Financial Consultant: ____________________________

Identification Number (if known): ______________________________________________

Address: _______________________________________________________________________

               -----------------------------------------------------
                               (Include Zip Code)

         The following to be completed ONLY if customer's Shares held in nominee name are tendered. (ATTACH ADDITIONAL LIST IF NECESSARY.)


      Name of Beneficial Owner                  Number of Shares Tendered
----------------------------------           ----------------------------------

----------------------------------           ----------------------------------

----------------------------------           ----------------------------------

----------------------------------           ----------------------------------


         The  acceptance  of  compensation   by  such  Soliciting   Dealer  will
constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by IPALCO; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of  compensation  to any Soliciting  Dealer is dependent on
such  Soliciting   Dealer  returning  a  Notice  of  Solicited  Tenders  to  the
Depositary.

           (IF SHARES ARE BEING TENDERED AND/OR VOTED, PLEASE COMPLETE
             SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)


SIGN HERE: _____________________________________________________________________

           _____________________________________________________________________
                           (Signature(s) of Owner(s))

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. Delivery of Letter of Transmittal and Proxy and Shares. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by IPALCO (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. A NYSE trading day is any day on which the NYSE is open for business.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Price; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. Voting. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPL'S AMENDED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote on the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of IPL on _________, 1997. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPL his or her entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, which each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences ____________, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial holder.

         4. Partial Tenders. NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of
Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

          5. Signatures on Letter of Transmittal and Proxy and/or Notice of Guaranteed Delivery and Proxy; Stock Powers and Endorsements. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document. If any of the Shares tendered or voted under either Tender and Proxy Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations of certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to IPALCO of the authority of such person so to act must be submitted.

         6. Stock Transfer Taxes. Except as set forth in this Instruction 6, IPALCO will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the Special Cash Payment (as defined in the Offer to Purchase and Proxy Statement) and/or the sale of the Shares in the Offer. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price" and "Certain Federal Income Tax Consequences" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, and/or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Description of Shares Tendered," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

         8.  Substitute  Form W-9 and Form  W-8.  The  tendering  and/or  voting
Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering and/or voting Preferred Shareholder to 31% federal income tax backup withholding on the payment of the Purchase Price for the Shares or on the Special Cash Payment. The tendering and/or voting Preferred Shareholder may write "Applied For" in Part I of Substitute Form W-9 and sign the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 if he or she has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If "Applied For" is written in
Part I of Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 is signed and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price for the Shares or the Special Cash Payment thereafter until a TIN is provided to the Depositary.

         9. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy, or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at IPALCO's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. Solicited Tenders. IPALCO will pay a solicitation fee of $____ per Share (except that for transactions for beneficial owners equal to or exceeding ______ Shares, IPALCO will pay a solicitation fee of $___ per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, and for all Shares voted in favor of the Proposed Amendment, whether or not tendered (with solicitation fees in transactions for beneficial owners of _______ or more Shares being payable 80% to the Dealer Managers and 20% to the Soliciting Dealers (which may be a Dealer Manager)), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders" above as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including the Dealer Managers in their capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee or separate fee (other than solicitation fees payable to the Dealer Managers as provided above) shall be payable to a Soliciting Dealer with respect to the tender of Shares or the vote of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender or vote, as the case may be, designates such Soliciting Dealer. No solicitation fee or separate fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or voted for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders. No solicitation fee or separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account and no separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee or a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of IPALCO, IPL, the Depositary, the Dealer Managers or the Information Agent for purposes of the Offer.

         Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and Proxy and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by IPALCO, in its sole discretion, and its determination shall be final and binding. IPALCO reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of IPALCO's counsel, be unlawful. IPALCO also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and IPALCO's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as IPALCO shall determine. None of IPALCO, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the box above immediately following the "Special Payment Instructions/Special Delivery Instructions" and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration
Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.


IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, (a) payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer or (b) Special Cash Payments made to a Preferred Shareholder with respect to Shares voted pursuant to the proxy solicitation may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9 and Form W-8

         To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer or on Special Cash Payments, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer or on the Special Cash Payments.

What Number to Give the Depositary

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional guidance on which number to report.

SEE  "GUIDELINES  FOR  CERTIFICATION  OF  TAXPAYER   IDENTIFICATION   NUMBER  ON
SUBSTITUTE FORM W-9" BELOW FOR ADDITIONAL INSTRUCTIONS.

                               SUBSTITUTE FORM W-9
                 PAYER'S NAME: IBJ Schroder Bank & Trust Company

---------------------------------------------------------------------------------------

        SUBSTITUTE             Part I --  PLEASE  PROVIDE      Social Security Number or
         FORM W-9              YOUR  TIN IN  THE  BOX AT      Employer Identification
                               RIGHT  AND   CERTIFY   BY               Number
   Payer's Request for         SIGNING AND DATING BELOW:      (If Awaiting TIN write
 Taxpayer Identification       -------------------------          "Applied for")
       Number (TIN)
                                                             Part II -- For  Payees NOT
 Department of the Treasury                                  subject     to     backup
 Internal Revenue Service                                    withholding,    see   the
                                                             "Guidelines           for
                               --------------------------    Certification of Taxpayer
                               NAME (Please Print)           Identification  Number on
                                                             Substitute    Form   W-9"
                               --------------------------    below  and   complete  as
                               ADDRESS                       instructed therein.

                               ---------------------------
                               CITY     STATE     ZIP CODE
--------------------------------------------------------------------------------------


Part III -- Certification: -- Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE _______________________________  DATE __________________________, 1997

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see instructions in the enclosed Guidelines.

--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE "APPLIED FOR"
                        IN PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

_____________________________________    _________________________________, 1997
Signature                                               Date


NOTE:    FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" BELOW FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

     Purpose of Form. A person who is required to file an information return with the Internal Revenue Service ("IRS") must obtain your correct taxpayer identification number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

     Note: IF A REQUESTER GIVES YOU A FORM OTHER THAN W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

     How To Obtain a TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for Individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

     To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payor must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payor must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payor must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payor is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

     Note: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

     What Is Backup Withholding? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     (1) You do not furnish your TIN to the requester, or

     (2) The IRS notifies the requester that you furnished an incorrect TIN, or

     (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     (4) You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     (5) You do not certify your TIN.

     Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Signing the Certification, below, if you are an exempt payee.

     Payees and Payments Exempt From Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except as listed in item (2). For broker transactions, payees listed in items (1) and (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

     (1) A corporation.

     (2) An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 402(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     (6)  An   international   organization   or  any   of   its   agencies   or
instrumentalities.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

     (10)A real estate investment trust.

     (11)An entity registered at all times during the tax year under the Investment Company Act of 1940.

     (12)A common trust fund operated by a bank under section 584(a).

     (13)A financial institution.

     (14)A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

     (15)A trust exempt from tax under section 664 or described in section 4947. Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

     o    Payments to nonresident  aliens  subject to withholding  under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

     o    Payments of patronage dividends not paid in money.

     o    Payments made by certain foreign organizations.

     o    Section 404(k) payments made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

     o    Payments of interest on obligations issued by individuals.

     Note: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o    Payments described in section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under section 1451.

     o    Payments made by certain foreign organizations.

     o    Mortgage interest paid to you.

Other types of payments generally not subject to backup withholding inlcude:

     o    Wages.

     o Distributions from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.

     o    Distributions from an owner-employee plan.

     o    Certain surrenders of life insurance contracts.

     o Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

     o    Real estate transactions reportable under section 6045.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

Penalties

     Failure To Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     Criminal   Penalty  for  Falsifying   Information.   Willfully   falsifying
certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

     Name -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

     If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

Signing the "Part III -- Certification" on the Substitute Form W-9

     (1) Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983 -- You are required to furnish your correct TIN, but you are not required to sign the certification.

     (2) Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983 -- Your must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     (3) Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

     (4) Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     (5) Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

     (6) Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, wright "EXEMPT" in the block in Part II, and sign and date the form. IF you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

     (7) TIN "Applied for." Follow the instructions under Hot To Obtain a TIN, on page 1, and sign and date this form.

     Signature: For a joint account, only the person whose TIN is shown in Part I should sign.

     Privacy Act Notice: Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

--------------------------------------------------------------------------------
For this type of account:                    Give name and SSN of:
--------------------------------------------------------------------------------
1.   Individual                              The individual

2.   Two or more individuals                 The actual owner of
     (joint account)                         the account or, if combined
                                             funds, the first individual
                                             on the account [1]

3.   Custodian account of a minor            The minor [2]
     (Uniform Gift to Minors Act)

4.   a. The usual revocable savings          The grantor-trustee [1]
     trust (grantor is also trustee)
     b.  So-called trust account that        The actual owner [1]
     is not a legal or valid trust
     under state law

5.   Sole proprietorship                     The owner[3]

6.   Sole proprietorship                     The owner[3]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
For this type of account:                    Give name and EIN of:
--------------------------------------------------------------------------------
7.   A valid trust, estate, or               Legal entity[4]
     pension trust

8.   Corporate                               The corporation

9.   Association, club, religious,           The organization
     charitable, educational, or other
     tax-exempt organization

10.  Partnership                             The partnership

11.  A broker or registered nominee          The broker or nominee

12.  Account with the Department of          The public entity
     Agriculture  in the  name of a
     public  entity  (such  as a state
     or local government,  school district,
     or prison) that receives
     agricultural program payments.
--------------------------------------------------------------------------------

[1] List first and circle the name of the person whose number you furnish

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                           The Dealer Managers:
      DILLON, READ & CO. INC.                     MERRILL LYNCH & CO.

       55 Madison Avenue                      World Financial Center
       New York, New York 10022               250 Vesey Street
       Attention:  Syndicate Department       New York, New York 10281
       (212) 906-7531                         1-888-ML4-TNDR (toll free)
                                              (1-888-654-8637 (toll free))



                             The Information Agent:
                             D. F. KING & CO., INC.
                                 77 Water Street
                            New York, New York 10005
                         Call Toll Free: (800) 859-8508


                                    ATTENTION

THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED BY BOTH (1) SHAREHOLDERS WHO ARE TENDERING AND VOTING SHARES PURSUANT TO THE OFFER AND (2) SHAREHOLDERS WHO ARE ONLY VOTING ON THE PROPOSED AMENDMENT AND NOT TENDERING SHARES.

ANY SHAREHOLDER WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL AND PROXY SHOULD CONTACT THE INFORMATION AGENT AT THE ABOVE NUMBER.